SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K



                        Current Report Pursuant
                     to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported):  November 10, 2003



                            LANDAUER, INC.
        ------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)



                               Delaware
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)



             1-9788                           06-1218089
     ------------------------    ------------------------------------
     (Commission File Number)    (I.R.S. Employer Identification No.)



2 Science Road, Glenwood, Illinois               60425
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(Address of Principal Executive Offices)      (Zip Code)



                            (708) 755-7000
         ----------------------------------------------------
         (Registrant's Telephone Number, Including Area Code)



                            Not Applicable
     -------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)














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


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           99.1  News Release, dated November 10, 2003



ITEM 9.   REGULATION FD DISCLOSURE

     On November 10, 2003, Landauer, Inc. ("LDR") issued a News Release announcing its earnings for the fiscal year ended 2003. A copy of the News Release is furnished as Exhibit 99.1 to this Report.

     This Current Report on Form 8-K and the News Release is being furnished pursuant to Item 12, Results of Operations and Financial Condition, in accordance with the guidance provided in SEC Release Nos. 33-8216 and 34-47583.




















































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


                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  LANDAUER, INC.



                                  /s/ James M. O'Connell
                                  ----------------------------
                                  James M. O'Connell
                                  Vice President and Treasurer
                                  (Principal Financial and
                                  Accounting Officer)




Dated:  November 10, 2003













































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


                             EXHIBIT INDEX

EXHIBIT
  NO.      DESCRIPTION
------     -----------

99.1       News Release, dated November 10, 2003































































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